UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 14, 2005

                            INKSURE TECHNOLOGIES INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        0-24431                                            84-1417774
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(Commission File Number)                       (IRS Employer Identification No.)


1770 N.W. 64TH STREET FORT LAUDERDALE, FL                           433309
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (954) 772-8507
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


     (a) Effective April 14, 2005, InkSure dismissed its prior principal independent registered public accountant, Kost, Forer, Gabbay & Kasierer, a member of Ernst and Young Global ("KFGK"). KFGK's reports on InkSure's financial statements for InkSure's last three fiscal years contained no adverse opinion nor disclaimer of opinion, and were not qualified nor modified as to uncertainty, audit scope or accounting principles. InkSure's Audit Committee approved the decision.

     During InkSure's last three fiscal years and any subsequent period through the date of dismissal, there have been no disagreement(s) between InkSure and KFGK on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of KFGK, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports. A letter from KFGK is attached as Exhibit 16.1 to this Form 8-K.

     (b) Effective April 14, 2005, InkSure engaged Brightman Almagor & Co., Certified Public Accountants, A member firm of Deloitte Touche Tohmatsu ("BAC") as its principal independent registered public accountant. During the two most recent fiscal years and subsequent interim period before such engagement date, InkSure did not consult BAC regarding any of the matters or events set forth in
Item 304 (a)(2)(i) and (ii) of Regulation S-B. The appointment of BAC was approved by InkSure's Audit Committee and will be submitted to shareholder vote at the Annual Meeting of Shareholders to be held on or about July 7, 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(C)  EXHIBITS

EXHIBIT NUMBER    DESCRIPTION

16.1 Letter from Kost, Forer, Gabbay & Kasierer, a member of Ernst and Young Global

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2005                                  INKSURE TECHNOLOGIES INC.

                                                       By: /s/ Eyal Bigon
                                                       ------------------
                                                       Eyal Bigon
                                                       Chief Financial Officer